UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2011

Media Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

Nevada	000-53214	26-1703958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2360 Corporate Circle, Suite 425, Henderson, Nevada	89703
(Address of Principal Executive Offices)	(Zip Code)

(858) 436-3350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A (“8-K/A”) is being filed to amend the Reports on Form 8-K filed on June 16, 2011 and August 1, 2011 (the “Original 8-Ks”) to provide the financial statements of the Business Acquired pursuant to Rule 8-04 of Regulation S-X.

Except for filing the financial statements of the Business Acquired, this 8-K/A does not amend or update any other information contained in the Original 8-Ks.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements

As previously disclosed in the Current Report on Form 8-K filed on June 16, 2011,  on June 14, 2011, Media Technologies, Inc. (“Media Tech” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Our World Live, Inc., a Nevada corporation (“OWL”), OWL Acquisition Inc., a Nevada corporation and wholly-owned subsidiary of Media Tech (“Merger Sub”), and Michael Williams as the Major Shareholder of OWL (the “Major Shareholder”) whereby Media Tech will acquire OWL through the Merger of OWL with and into Merger Sub (the “Merger”) with Merger Sub being the surviving corporation, and the business of OWL continuing through Merger Sub, under the name Our World Live, Inc., as a wholly-owned subsidiary of the Company.

The closing of the Merger occurred on July 28, 2011 (the “Effective Time”)

As a result of the Merger Agreement, each outstanding share of OWL common stock was be cancelled, extinguished and converted into and become the right to receive a pro rata portion of the Merger Consideration which shall be equal to the number of shares of COAH Common Stock held by each COAH Shareholder multiplied by the Exchange Ratio of 0.3333 (the “Exchange Ratio”), rounded, if necessary, up to the nearest whole share of restricted Common Stock of the Company.  Based on the Exchange Ratio, as a result of the Merger, the OWL Shareholders will own approximately 14,103,240 restricted shares of the Company.

A description of the specific terms and conditions of the Merger is set forth in the Merger Agreement filed as an Exhibit 2.01 to the Form 8-K filed by the Company on June 15, 2011 and is incorporated herein by reference.

The unaudited Pro form Condensed Combined financial statements included in this Current Report, take into account the acquisition of Our World Live, Inc., the Business Acquired, pursuant to Rule 8-04 of Regulation S-X.

Media Technologies, Inc.

Unaudited Condensed Combined Pro Forma Financial Statements

December 31, 2010 and December 31, 2009

Media Technologies, Inc. and Subsidiaries
Proforma Consolidated Balance Sheets as of December 31, 2010

	Media Techno-logies, Inc.	Our World Live, Inc.	Combined Totals	Proforma Adjustments	Ref	Adjusted Proforma Total
ASSETS
CURRENT ASSETS
Cash	$23,902	$562,657	$586,559	$-		$586,559
Total Current Assets	23,902	562,657	586,559	-		586,559

FURNITURE AND FIXTURES, NET	20,709	-	20,709	-		20,709
GOODWILL	-	-	-	1,493,369	[3]	1,493,369
TOTAL ASSETS	$44,611	$562,657	$607,268	$1,493,369		$2,100,637
LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued expenses	$36,061	$504,061	$540,122	$-		$540,122
Customer deposits	5,539	-	5,539	-		5,539
Related party payable	210,570	166,276	376,846	-		376,846
Notes payable - related payable	-	459,114	459,114	-		459,114
Notes payable	-	171,575	171,575	-		171,575
Convertible notes payable	-	755,000	755,000	-		755,000
Total Current Liabilities	252,170	2,056,026	2,308,196	-		2,308,196
TOTAL LIABILITIES	252,170	2,056,026	2,308,196	-		2,308,196
STOCKHOLDERS' DEFICIT
Preferred stock	-	-	-	-		-
Common stock	33,480	4,219	37,699	(4,219)	[1]	33,480
Additional paid-in capital	67,340	5,183,552	5,250,892	(5,183,552)	[1][2][3]	67,340
Stock subscription payable	-	249,867	249,867	(249,867)	[2]	-
Accumulated deficit	(308,379)	(6,931,007)	(7,239,386)	6,931,007	[3]	(308,379)
Total Stockholders' Deficit	(207,559)	(1,493,369)	(1,700,928)	1,493,369		(207,559)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$44,611	$562,657	$607,268	$1,493,369		$2,100,637

[1]	Eliminate stock and additional paid in capital of the acquired company 4,219 and 5,183,552, respectively.

[2]	Eliminate stock subscription payable equity of $249,867.

[3]	Eliminate prior years retained deficit of $6,931,007 against acquired company equity of 5,437,638 and record difference of $1,493,369 as goodwill .

Media Technologies, Inc. and Subsidiaries
Proforma Consolidated Balance Sheets as of December 31 2009

	Media Techno- logies, Inc.	Our World Live, Inc.	Combined Totals	Proforma Adjustments	Ref	Adjusted Proforma Total
ASSETS
CURRENT ASSETS
Cash	$-	$58,943	$58,943	$-		$58,943
Current assets of discontinued operations	5,839	-	5,839	-		5,839
Total Current Assets	5,839	58,943	64,782	-		64,782
FURNITURE AND FIXTURES, NET	-	-	-	-		-
ASSETS OF DISCONTINUED OPERATIONS	2,482	-	2,482	-		2,482
GOODWILL	-	-	-	1,383,094	[3]	1,383,094

TOTAL ASSETS	$8,321	$58,943	$67,264	$1,383,094		$1,450,358
LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued expenses	$-	$520,037	$520,037	$-		$520,037
Customer deposits	-	-	-	-		-
Related party payable	-	42,000	42,000	-		42,000
Notes payable - related payable	-	805,000	805,000	-		805,000
Notes payable	-	75,000	75,000	-		75,000
Convertible notes payable	-	-	-	-		-
Current liabilities of discontinued operations	30,368	-	30,368	-		30,368
Total Current Liabilities	30,368	1,442,037	1,472,405	-		1,472,405
TOTAL LIABILITIES	30,368	1,442,037	1,472,405	-		1,472,405
STOCKHOLDERS' DEFICIT
Preferred stock	-	-	-	-		-
Common stock	30,000	3,825	33,825	(3,825)	[1]	30,000
Additional paid-in capital	(29,340)	3,213,946	3,184,606	(3,213,946)	[1][2][3]	(29,340)
Stock subscription payable	-	249,867	249,867	(249,867)	[2]	-
Accumulated deficit	(22,707)	(4,850,732)	(4,873,439)	4,850,732	[3]	(22,707)
Total Stockholders' Deficit	(22,047)	(1,383,094)	(1,405,141)	1,383,094		(22,047)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT
	$8,321	$58,943	$67,264	$1,383,094		$1,450,358

[1]	Eliminate stock and additional paid in capital of the acquired company 3,825 and 3,213,946, respectively.

[2]	Eliminate stock subscription payable equity of $249,867.

[3]	Eliminate prior years retained deficit of $(4,850,732) against acquired company equity of 3,470,638 and record difference of $1,383,094 as goodwill .

Media Technologies, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2010

	Media Technologies, Inc.	Our World Live, Inc.	Proforma Combined Totals	Proforma Adjustments	Ref	Adjusted Proforma Total
REVENUES	$142,164	$-	$142,164	$-		$142,164
OPERATING EXPENSES
Consulting	123,523	608,154	731,677	-		731,677
Production expense	-	303,646	303,646	-		303,646
Compensation expense	-	497,406	497,406	-		497,406
Professional fees	95,405	37,343	132,748	-		132,748
General and administrative	63,845	578,880	642,725	-		642,725
Total Operating Expenses	282,773	2,025,429	2,308,202	-		2,308,202
LOSS FROM OPERATIONS	(140,609)	(2,025,429)	(2,166,038)	-		(2,166,038)
OTHER INCOME (EXPENSES)
Interest expense	-	(54,846)	(54,846)	-		(54,846)
Impairment of goodwill	(150,594)	-	(150,594)	-		(150,594)
Acquisition expense	(18,856)	-	(18,856)	-		(18,856)
Total Other Income (Expense)	(169,450)	(54,846)	(224,296)	-		(224,296)
LOSS BEFORE TAXES	(310,059)	(2,080,275)	(2,390,334)	-		(2,390,334)
Provision for Income Taxes	-	-	-	-		-
LOSS FROM CONTINUING OPERATIONS	(310,059)	(2,080,275)	(2,390,334)	-		(2,390,334)
DISCONTINUED OPEATIONS
Loss from discontinued operations	(131)	-	(131)	-		(131)
Gain on discontinued operations	24,518	-	24,518	-		24,518
Income (loss) from Discontinued Operations net of tax	24,387	-	24,387	-		24,387
NET LOSS	$(285,672)	$(2,080,275)	$(2,365,947)	$-		$(2,365,947)

Media Technologies, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009

	Media Technologies, Inc.	Our World Live, Inc.	Proforma Combined Totals	Proforma Adjustments	Ref	Adjusted Proforma Total
REVENUES	$-	$-	$-	$-		$-
OPERATING EXPENSES
Consulting	-	1,597,124	1,597,124	-		1,597,124
Production expense	-	1,932,945	1,932,945	-		1,932,945
Compensation expense	-	-	-	-		-
Professional fees	-	-	-	-		-
General and administrative	-	1,316,722	1,316,722	-		1,316,722
Total Operating Expenses	-	4,846,791	4,846,791	-		4,846,791
LOSS FROM OPERATIONS	-	(4,846,791)	(4,846,791)	-		(4,846,791)
OTHER INCOME (EXPENSES)
Interest income	-	26	26	-		-
Interest expense	-	-	-	-		-
Impairment of goodwill	-	-	-	-		-
Acquisition expense	-	-	-	-		-
Total Other Income (Expense)	-	26	26	-		-
LOSS BEFORE TAXES	-	(4,846,765)	(4,846,765)	-		(4,846,765)
Provision for Income Taxes	-	-	-	-		-
LOSS FROM CONTINUING OPERATIONS	-	(4,846,765)	(4,846,765)	-		(4,846,791)
DISCONTINUED OPEATIONS
Loss from discontinued operations	(6,172)	-	(6,172)	-		(6,172)
Gain on discontinued operations	-	-	-	-		-
Income (loss) from Discontinued Operations net of tax	(6,172)	-	(6,172)	-		(6,172)
NET LOSS	$(6,172)	$(4,846,765)	$(4,852,937)	$-		$(4,852,963)

Media Technologies, Inc.

Notes to Pro forma Condensed Consolidated Financial Statements

December 31, 2010 and December 31, 2009

Notes to Unaudited Pro Forma Condensed Consolidated financial Statements

On June 14, 2011, Media Technologies, Inc. (“Media Tech” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Our World Live, Inc., a Nevada corporation (“OWL”), OWL Acquisition Inc., a Nevada corporation and wholly-owned subsidiary of Media Tech (“Merger Sub”), and Michael Williams as the Major Shareholder of OWL (the “Major Shareholder”) whereby Media Tech will acquire OWL through the Merger of OWL with and into Merger Sub (the “Merger”) with Merger Sub being the surviving corporation, and the business of OWL continuing through Merger Sub, under the name Our World Live, Inc., as a wholly-owned subsidiary of the Company.

The closing of the Merger occurred on July 28, 2011 (the “Effective Time”)

As a result of the Merger Agreement, each outstanding share of OWL common stock shall be cancelled, extinguished and converted into and become the right to receive a pro rata portion of the Merger Consideration which shall be equal to the number of shares of COAH Common Stock held by each COAH Shareholder multiplied by the Exchange Ratio of 0.3333 (the “Exchange Ratio”), rounded, if necessary, up to the nearest whole share of restricted Common Stock of the Company.  Based on the Exchange Ratio, as a result of the Merger, the OWL Shareholders will own approximately 14,103,240 restricted shares of the Company.

The pro forma consolidated combined balance sheets and statements of operations of Media Tech and OWL are presented here as of December 31, 2010 and 2009.  The adjustments made to eliminate the capital accounts of OWL in conjunction with the pro forma combined consolidated financial statements are shown on the pages of the appropriate financial statements.

On the date of acquisition OWL’s only tangible asset was cash which was more than offset by its liabilities.  The cash and liabilities have been combined in the pro forma combined financial statements at the face value.  Face value determined to represent their fair value.  The difference between the recorded liabilities and assets has been recorded as goodwill.  The goodwill has not been analyzed for impairment or appropriate amortization in the pro forma combined financial statements.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS Cont’d

(d)      Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01	Agreement and Plan of Merger dated June 14, 2011(1)

10.01	MDW and GRW 2000 Irrevocable Trust - Lock-Up Agreement(2)

10.02	The Shawn Wayne 2000 Irrevocable Trust - Lock-Up Agreement(2)

10.03	Indemnification Agreement(2)

10.04	Agreement, Consent and Waiver(2)

(1)

Incorporated by reference to our Form 8-K filed with the SEC on June 15, 2011.

(2)

Incorporated by reference to our Form 8-K filed with the SEC on August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Media Technologies, Inc.

Dated: September 26, 2011

/s/  Bryant D. Cragun

By: Bryant D. Cragun

Its:  President and Chief Executive Officer